Exhibit 23.1

                   Consents of Independent Public Accountants


CONSENT OF INDEPENDENT AUDITORS

Enex Resources Corporation
Houston, Texas

We consent to the use in this Registration Statement on Form S-4 - Amendment 3 of the following reports of Deloitte & Touche LLP, appearing in and/or incorporated by reference in the Prospectus/Proxy Statement, which is a part of this Registration Statement, and to the reference to us under the heading "experts" in such Prospectus/Proxy Statement:


                               Entity                           Date of Report
Enex Resources Corporation                                       March 31, 1996
                                                                 (March 31,
                                                                  1997 as to
                                                                  Note 10)
Enex Consolidated Partners, L.P.                                 September 30, 1996
Enex Oil & Gas Income Program and Enex Income and Retirement
 Fund Limited Patnerships                                        July 31, 1996
Enex Program I Partners, L.P.                                    March 18, 1996
Enex Oil & Gas Income Program II-7, L.P.                         March 18, 1996
Enex Oil & Gas Income Program II-8, L.P.                         March 18, 1996
Enex Oil & Gas Income Program II-9, L.P.                         March 18, 1996
Enex Oil & Gas Income Program II-10, L.P.                        March 18, 1996
Enex Oil & Gas Income Program III, Series 1, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 2, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 3, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 4, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 5, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 6, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 7, L.P.                March 18, 1996
Enex Oil & Gas Income Program III, Series 8, L.P.                March 18, 1996
Enex Oil & Gas Income Program IV, Series 1, L.P.                 March 18, 1996
Enex Oil & Gas Income Program IV, Series 2, L.P.                 March 18, 1996
Enex Oil & Gas Income Program IV, Series 4, L.P.                 March 18, 1996
Enex Oil & Gas Income Program IV, Series 5, L.P.                 March 18, 1996
Enex Oil & Gas Income Program IV, Series 6, L.P.                 March 18, 1996
Enex Oil & Gas Income Program IV, Series 7, L.P.                 March 18, 1996
Enex Oil & Gas Income Program V, Series 1, L.P.                  March 18, 1996
Enex Oil & Gas Income Program V, Series 2, L.P.                  March 18, 1996
Enex Oil & Gas Income Program V, Series 3, L.P.                  March 18, 1996







                                   Entity                        Date of Report

Enex Oil & Gas Income Program V, Series 4, L.P.                  March 18, 1996
Enex Oil & Gas Income Program V, Series 5, L.P.                  March 18, 1996
Enex Oil & Gas Income Program VI, Series 1, L.P.                 March 18, 1996
Enex Income and Retirement Fund, Series 1, L.P.                  March 18, 1996
Enex Income and Retirement Fund, Series 2, L.P.                  March 18, 1996
Enex Income and Retirement Fund, Series 3, L.P.                  March 18, 1996
Enex 88-89 Income and Retirement Fund, Series 5, L.P.            March 18, 1996
Enex 88-89 Income and Retirement Fund, Series 6, L.P.            March 18, 1996
Enex 88-89 Income and Retirement Fund, Series 7, L.P.            March 18, 1996
Enex 90-91 Income and Retirement Fund, Series 1, L.P.            March 18, 1996
Enex 90-91 Income and Retirement Fund, Series 2, L.P.            March 18, 1996
Enex 90-91 Income and Retirement Fund, Series 3, L.P.            March 18, 1996



DELOITTE & TOUCHE LLP





Houston, Texas
March 31, 1997

                                                                     EXHIBIT 23




CONSENT OF INDEPENDENT AUDITORS

Enex Resources Corporation

We consent to the incorporation by reference of our report dated March 18, 1996, appearing in this Annual Report on Form 10-KSB/A-5 of Enex Resources Corporation for the year ended December 31, 1995 in the Enex Employee Stock Purchase Plan filed in Registration Statement No. 33-48644 on Form S-8 on March 22, 1993; in the 1984 Incentive Stock Option Plan and 1979 Employees Non-qualified Stock Option Plan filed in Registration Statement No. 2-93688 on Form S-8 on July 1, 1992; in the 1990 Non-Qualified Stock Option Plan filed in Registration Statement No. 33-60084 on Form S-8 on March 22, 1993 and the 1991 Non-Qualified Stock Option Award Program filed in Registration Statement No. 33-60086 on Form S-8 on March 22, 1993.



DELOITTE & TOUCHE LLP




Houston, Texas
March 31, 1997

                                 Exhibit 23.4

                   Consent of H. J. Gruy and Associates, Inc.
                                                              October 12, 1996


Enex Resources Corporation
Three Kingwood Place, Suite 200
Kingwood, Texas 77339

                                         Re:  Enex Fair Market Value Letters
                                              As of January 1, 1996

Gentlemen:

H.J. Gruy and Associates, Inc. (Gruy) hereby consents to the distribution of and references to our letters dated October 4, 1996 regarding Enex Resources Corporation oil and natural gas reserves. Enex Resources Corporation may distribute the above referenced letters to whomever they deem appropriate, provided the narrative portion is included in its entirety.

                                               Yours very truly,
                                               H.J. GRUY AND ASSOCIATES, INC.



                                               Marilyn Wilson, P.E.
                                               Executive Vice President

MW:sk
C:\WPWIN60\WPDOCS\CONSENT.LTR

Exhibit 99.2 - Reports of H. J. Gruy And Associates, Inc.